UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 8, 2020 (May 7, 2020)
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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way		07054
Parsippany,	NJ

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(973)	496-4700
N/A
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CAR	The NASDAQ Global Select Market
Common Stock Purchase Rights	N/A	The NASDAQ Global Select Market
☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2020, Avis Budget Group, Inc. (the "Company") held its 2020 Annual Meeting of Shareholders. The following matters were submitted to a vote of shareholders and the voting results were as follows:

(1)
Election of Directors: The seven nominees named in the Company's 2020 proxy statement were elected to serve a one-year term expiring in 2021 and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Bernardo Hees	51,188,257	744,469	1,059,263	6,697,846
Brian J. Choi	45,537,091	6,395,382	1,059,516	6,697,846
Lynn Krominga	48,853,477	3,079,813	1,058,699	6,697,846
Glenn Lurie	50,701,515	1,228,053	1,062,421	6,697,846
Jagdeep Pahwa	50,289,806	1,642,656	1,059,527	6,697,846
Karthik Sarma	50,735,665	1,194,733	1,061,591	6,697,846
Carl Sparks	50,805,556	1,127,357	1,059,076	6,697,846

(2)
Ratification of Appointment of Independent Registered Accounting Firm: The appointment of Deloitte & Touche LLP to serve as the Company's independent registered accounting firm for fiscal year 2020 was ratified as follows:

Votes For	Votes Against	Abstain
55,869,303	2,610,064	1,210,468

(3)
Advisory Approval of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's 2020 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
40,062,985	11,841,456	1,087,548	6,697,846

Item 8.01	Other Events.

On May 7, 2020, the Board determined that the cash compensation payable to the Company's non-employee directors for the third and fourth quarter of 2020 will be paid 100% in equity. The equity awards are expected to vest on the one-year anniversary of the date of grant.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Date: May 8, 2020